Exhibit 10.49

ADDENDUM TO EMPLOYMENT AGREEMENT OF TIMOTHY C. CREW

THIS ADDENDUM (the “Addendum”) to the Employment Agreement (as defined below) is made and entered into as of March 28, 2018 (the “Effective Date”) by and between Timothy C. Crew (“Executive”) and Lannett Company, Inc. (“Company”).

WHEREAS, Executive and Company are parties to that certain Employment Agreement effective as of January 2, 2018 (the “Employment Agreement”);

WHEREAS, Executive and Company now wish to amend the Employment Agreement as set forth below.

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration of $1,000.00, receipt of which is hereby acknowledged, it is hereby agreed that the Employment Agreement is amended as follows:

1.             Section 9(b) is amended to remove the following sentence at the end of the second paragraph of such section: “Executive also resigns with ‘Good Reason’ if he provides written notice of his resignation within thirty (30) days after a Change in Control (as defined below) in the event that such Change in Control occurs on or before December 31, 2018.”

2.             For the sake of clarity, nothing in Section 9(c) is intended to limit in any way Executive’s right to Severance Pay as set forth in Section 9(b) if a Termination without Cause occurs more than 24 months after a Change in Control.

3.             Except to the extent expressly modified by this Addendum, all terms and conditions of the Employment Agreement shall remain the same and in full force and effect.

4.             This Addendum, together with the Employment Agreement, represents the complete agreement between the parties and cannot be altered or amended except by a subsequent writing signed by all parties.

IN WITNESS WHEREOF, this Addendum has been executed by the parties as of the Effective Date.

/s/ Samuel H. Israel		/s/ Timothy C. Crew
Witness: Samuel H. Israel		Timothy C. Crew

March 28, 2018		March 28, 2018
Date		Date

LANNETT COMPANY, INC.

	By:	/s/ Jeffrey Farber
Jeffrey Farber
Chairman of the Board of Directors

March 28, 2018
Date